                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 13, 2003


                              KRAMONT REALTY TRUST

             (Exact name of Registrant as specified in its charter)


         Maryland                    1-15923                    25-6703702
         --------                    -------                    ----------
 (State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                            Identification No.)


      580  West Germantown Pike, Plymouth Meeting, PA               19462
      -----------------------------------------------               -----
         (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (610) 825-7100
                                                            -------------


ITEM 12.    Results of Operations and Financial Condition.

            On November 11, 2003, the Registrant, Kramont Realty Trust, announced its consolidated financial results for the quarter ended September 30, 2003. A copy of the Registrant's earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information included in this Current Report on Form 8-K (including the exhibit hereto) is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended.

Exhibits

            EXHIBIT NO.     DOCUMENT

               99.1 Earnings press release for the quarter ended September 30, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         KRAMONT REALTY TRUST
                                         -------------------------------------
                                                    (Registrant)

                                           /s/ Louis P. Meshon, Sr.
November 13, 2003                        -------------------------------------
                                         Louis P. Meshon Sr., President


                                       2